UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2010

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Agreement and Release with the Chief Financial Officer.

On May 13, 2010, Integral Systems, Inc. (the “Company”) and William M. Bambarger, Jr., the Chief Financial Officer, Principal Accounting Officer and Treasurer of the Company, entered into an Agreement and Release (the “Agreement”) setting forth the terms of Mr. Bambarger’s departure from the Company, which the Company had previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 3, 2010.

Under the terms of the Agreement, Mr. Bambarger will remain an employee of the Company, and the Company will continue to pay Mr. Bambarger his base salary (at the annual rate of $300,000) and provide him standard employee benefits, through July 31, 2010. Mr. Bambarger’s resignation from his positions at the Company will become effective as of August 1, 2010 (the “Separation Date”), and the Company has agreed to pay (1) to Mr. Bambarger his current base salary in installments on the Company’s regular payroll schedule for twelve (12) months after the Separation Date; (2) any Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums for Mr. Bambarger and his dependents for twelve (12) months after the Separation Date (or, if earlier, when COBRA coverage is no longer required); and (3) any amount owed to Mr. Bambarger for accrued vacation days. The Agreement also provides that, as of the Separation Date, the 50,000 stock options granted to Mr. Bambarger on September 25, 2007 (the “2007 Options”) and the 50,000 stock options granted to Mr. Bambarger on May 8, 2009 (the “2009 Options”) will fully vest, and Mr. Bambarger may exercise the 2007 Options until September 25, 2013 and the 2009 Options until May 8, 2019. All other stock options (including 90,000 stock options granted to Mr. Bambarger on July 29, 2008) granted to Mr. Bambarger will be forfeited on the Separation Date. In addition, the Company will pay Mr. Bambarger a pro rata bonus with respect to fiscal year 2010, with such bonus to be determined in the same manner as the annual bonus for fiscal year 2010 is determined for the other named executive officers of the Company.

The Agreement also contains a mutual release of claims and Mr. Bambarger’s agreement to comply with the confidentiality, non-competition and non-solicitation covenants contained in Mr. Bambarger’s Employment Agreement, dated as of September 25, 2007, as amended (the “Employment Agreement”), which was previously filed with the Commission, as well as the covenants in his Confidentiality Agreement with the Company, dated as of September 25, 2007. The Agreement otherwise supersedes the Employment Agreement.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following material is attached as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Agreement and Release between William M. Bambarger, Jr. and Integral Systems, Inc., dated May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

Dated: May 18, 2010	By:	/s/ R. Miller Adams
Name: R. Miller Adams
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Release between William M. Bambarger, Jr. and Integral Systems, Inc., dated May 13, 2010.